SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) November 20, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


 33-70564                               04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts      02108
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

                    None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On November 20, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Sutton Place Apartments, L.P., an Indiana limited partnership (the "Operating Partnership"), including a First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of November 20, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an existing apartment complex in Indianapolis, Indiana which is known as Sutton Place Apartments (the "Apartment Complex"). The Apartment Complex consists of 42 one-bedroom units, 180 two-bedroom units, 116 three-bedroom and 22 four-bedroom units. Rehabilitation of the Apartment Complex is expected to be completed by December 31, 1997 and the Apartment Complex is currently fully occupied.

    Permanent mortgage financing in the amount of $6,300,000 (the "Mortgage Loan") has been provided by the City of Indianapolis. The Mortgage Loan has a 30-year term and repayment is based on a 30-year amortization schedule. The Mortgage Loan bears interest at 8% per annum.

    100% of the apartment units (360 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is Hendy Associates Limited Liability Company, an Ohio limited liability company. The General Partner has previously developed 2,580 multi-family housing units, including 381 units which generate Tax Credits.

    Stern-Hendy Properties, Inc. serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent currently has in excess of 2,500 multi-family units under management. The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross revenues received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $887,216 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $532,330 on the later of (i) the Admission Date or (ii) Tax Credit Set Aside;

    2. $177,443 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) State Designation or (iv) receipt of an updated title insurance policy satisfactory to the Special Limited Partner, which Title Policy shall not in any event contain a survey exception;

    3. $168,571 on the latest of (i) Rental Achievement, (ii) Permanent Mortgage Commencement, (iii) Initial 100% Occupancy Date or (iv) satisfaction of the Capital Needs Requirements in connection with the immediately preceding clauses (i) through (iii); and

    4. $8,872 on the later of (i) the date on which the Partnership receives the Operating Partnership's tax return for the year in which Rental Achievement occurred or (ii) satisfaction of the Capital Needs Requirements in connection with the immediately preceding clause (i).

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,493,630 of Tax Credits during the 10-year period commencing in 1997, of which $1,478,690 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:


                     Normal             Capital          Cash
                     Operations       Transactions       Flow

General Partner        1%              80%                80%

Partnership           99%              19.999%            20%

Special Limited        0%               0.001%             0%
Partner


    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    The Special Limited Partner or an affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $10,000 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to the Special Limited Partner as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Development Fee to the General Partner (or its designee) for its service in connection with the rehabilitation and development of the Apartment Complex as set forth in the Development Agreement. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $75,000 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c) Exhibits.                                    Page

(1)(a)1  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant
(including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a)  First Amended and Restated Agreement of Limited
Partnership of Sutton Place Apartments, L.P.

(2)(b)  Development Agreement

(4)(a)2  Agreement of Limited Partnership of the
Partnership

(16) None

(17) None

(21) None

(24) None

(25) None

(28) None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
its General Partner


By: C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By: /s/ Herbert F. Collins
Herbert F. Collins, Partner


BOS2: 53512_1

17537/1229